SM&R INVESTMENTS, INC.

Supplement dated March 5, 2009 to the December 31, 2009 Classes A and B Prospectus

On page 11 of the Classes A and B Prospectus, the following bar chart has been amended and is restated as follows:

Growth Fund

As indicated on page 14, the Growth Fund commenced operations on December 31, 2000. Accordingly, the following bar chart shows the annual total returns (%) for SM&R Growth Fund, Inc., the Growth Fund's Predecessor Fund, for the periods prior to such date. The returns shown in the bar chart do not include the effect of sales charges and account fees. If such charges and fees were included, the returns shown would be lower.

Total Return for Class A Shares (%)

For Periods 1/1/99-12/31/08

The Growth Fund's fiscal year ends on August 31st. The Growth Fund's unannualized return (Class A) for the period from January 1, 2009 through September 30, 2009 is 19.21%.

On page 13 of the Classes A and B Prospectus, the following bar chart has been amended and is restated as follows:

Balanced Fund

As indicated on page 14, the Balanced Fund commenced operations on December 31, 2000. Accordingly, the following bar chart shows the annual total returns (%) for SM&R Balanced Fund, Inc., the Balanced Fund's Predecessor Fund, for the periods prior to such date. The returns shown in the bar chart do not include the effect of sales charges and account fees. If such charges and fees were included, the returns shown would be lower.

Total Return for Class A Shares (%)

For Periods 1/1/99-12/31/0

The Balanced Fund's fiscal year ends on August 31st. The Balanced Fund's unannualized return (Class A) for the period from January 1, 2009 through September 30, 2009 is 17.49%.